UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8	Other Events
Item 8.01	Other Events

On January 11, 2024, a portfolio company of Horizon Technology Finance Corporation (the “Company”), Nexii Building Solutions Inc., and its affiliates, Nexii Construction Inc, NBS IP Inc., and Nexii Holdings Inc. (collectively, “Nexii”), a designer and manufacturer of high performance and sustainable building products obtained an Initial Order on January 11, 2024 (the “Initial Order”) under the Companies’ Creditors Arrangement Act (the “CCAA” and Nexii's proceedings thereunder, the “CCAA Proceedings”) from the Supreme Court of British Columbia (the “Court”) in Vancouver. The Initial Order provides for, among other things, a stay of proceedings in favor of Nexii, the approval of debtor-in-possession financing (“DIP Financing”) and the appointment of KSV Restructuring Inc. as monitor of Nexii (in such capacity, the “Monitor”). The Company’s portion of the DIP Financing is not to exceed $2,330,000 and will be secured by all assets of Nexii and be senior in priority to Nexii’s existing credit facilities.

The stay of proceedings and DIP Financing is intended to provide Nexii with the time and stability required to consider potential restructuring transactions and maximize the value of its assets for the benefit of its stakeholders. This may include the sale of all or substantially all of the business or assets of Nexii through a Court-supervised sales process. In that regard, Nexii intends to seek Court approval to launch a sale process for its business and assets (the “Sale Process”) on or around January 22, 2024.

The Company’s debt investments in Nexii have been placed on non-accrual status effective December 1, 2023. The amount of recovery of the Company’s investments in Nexii is not yet determinable, but the Company is actively monitoring the proceedings on an ongoing basis to evaluate its expected recovery of any amounts on its investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2024	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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